APN: 032- 135-20                                                   EXHIBIT 10.36

                               SECURITY AGREEMENT
                            AND SECOND DEED OF TRUST

                                    GRANTOR:

                             DUKE'S - SPARKS, LLC.,
                       a Nevada limited-liability company

                                  BENEFICIARY:

                               ARCHON CORPORATION,
                              a Nevada corporation

                                    TRUSTEE:

                             STEWART TITLE COMPANY,
                              a Nevada corporation

                              DATE: October 8, 2002

                            Beneficiary's Address is:
                      3993 Howard Hughes Parkway, Suite 630
                             Las Vegas, Nevada 89109
            Attention: Mr. Charles Sandefur, Chief Financial Officer

                              Grantor's Address is:
                              1324 Victorian Avenue
                              Sparks, Nevada 89431
                   Attention: Mr. Christopher Lowden, Manager

               This Deed of Trust to be Recorded and Returned To:

                                  Jones Vargas
                           3773 Howard Hughes Parkway
                                Third Floor South
                             Las Vegas, Nevada 89109
                       Attention: Craig H. Norville, Esq.
                       ([Title Co.] Reference No.        )
                                                 --------

                   SECURITY AGREEMENT AND SECOND DEED OF TRUST

     THIS SECURITY AGREEMENT AND SECOND DEED OF TRUST (the "Deed of Trust") is made as of Oct 8, 2002, by DUKE'S - SPARKS, LLC., a Nevada limited-liability company ("Grantor"), to STEWART TITLE COMPANY, a Nevada corporation, whose
address is                                for the benefit of ARCHON CORPORATION,
a Nevada corporation, its successors and assigns ("Beneficiary").

                              W I T N E S S E T H:

     WHEREAS, Grantor is justly and lawfully indebted to Beneficiary for a loan of money (the "Loan") in the amount of One Million One Hundred Thousand and No/100 Dollars ($1,100,000.00), as evidenced by that certain Secured Subordinated Promissory Note of even date herewith made by Grantor in favor of Beneficiary (as the same may hereafter be amended, modified, consolidated, extended, renewed, restated or replaced, the "Note"); and

     WHEREAS, the obligations secured by this Deed of Trust (the "Obligations") are: (i) payment and performance of all covenants, conditions, liabilities and obligations contained in, and payment of the indebtedness evidenced by, the Note, together with interest and any other amounts payable thereunder; (ii) payment and performance of all covenants, conditions, liabilities and obligations of Grantor contained in this Deed of Trust and in that certain Subordinated Loan Agreement entered into as of October 8, 2002 (the "Subordinated Loan Agreement") and all other documents now or hereafter executed by Grantor or any other Obligor relating to the Loan or held by Beneficiary or Trustee relating to the Loan, as now existing or hereafter amended (collectively, the "Loan Documents"); (iii) all expenses and charges, including attorneys' fees, incurred by Beneficiary in collecting or enforcing any of the Obligations secured hereby; and (iv ) all other indebtedness, obligations and liabilities of Grantor to Beneficiary of every kind and description owing or which may become owing by Grantor to Beneficiary, howsoever evidenced, now or hereafter existing in favor of Beneficiary, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured (collectively, the "Other Indebtedness"); and

     WHEREAS, Grantor and all makers, endorsers, sureties, guarantors, accommodation parties and all parties liable or to become liable with respect to the Obligations are each referred to herein as an "Obligor";

     NOW, THEREFORE, to secure the payment of the Obligations and the full and faithful performance of the covenants and agreements contained in this Deed of Trust and the other Loan Documents, Grantor, subject to the Nevada Gaming Control Act and the regulations promulgated thereunder ("Gaming Laws"), hereby grants, bargains, sells, conveys, assigns, transfers, pledges, delivers, sets over, warrants and confirms to Trustee, in trust forever, WITH POWER OF SALE the following:

     All those certain lots, pieces, or parcels of land lying and being in Clark County, State of Nevada, being legally described in Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Mortgaged Property"),

     TOGETHER WITH the buildings and improvements, including parking area and landscaping, now or hereafter situated thereon (the "Improvements").

     TOGETHER WITH all and singular the tenements, hereditaments, easements, rights-of-way, riparian rights and other rights now or hereafter belonging or appurtenant to the Mortgaged Property, and the rights (if any) in all adjacent roads, ways, streams, alleys, strips and gores, and the reversion or reversions, remainder and remainders, rents, royalties, income, issues and profits thereof (subject, however, to the absolute assignment of such rents and other income to Beneficiary), and all the estate, right, title, interest, property, claim and demand whatsoever of Grantor of, in and to the same and every part and parcel thereof, whether now owned or hereafter acquired by Grantor (the "Rights");

     TOGETHER WITH any and all tangible property now or hereafter owned by Grantor and now or hereafter located at, affixed to, placed upon or used in connection with the Mortgaged Property or the Improvements, or any present or future improvements thereon, including without limitation: all machinery, equipment, appliances, fixtures, conduits and systems for generating or distributing air, water, heat, air conditioning, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse, sewage or garbage, or for fire prevention or extinguishing; all elevators, escalators, lifts and dumbwaiters; all motors, engines, generators, compressors, pumps, lift stations, tanks, boilers, water heaters, furnaces and incinerators; all furniture, furnishings, fixtures, appliances, installations, partitions, shelving, cabinets, lockers, vaults and wall safes; all carpets, carpeting, rugs, underpadding, linoleum, tiles, mirrors, wall coverings, windows, storm doors, awnings, canopies, shades, screens, blinds, draperies and related hardware, chandeliers and light fixtures; all plumbing, sinks, basins, toilets, faucets, pipes, sprinklers, disposals, laundry appliances and equipment, and kitchen appliances and equipment; all alarm, safety, electronic, telephone, music, entertainment and communications equipment and systems; all janitorial, maintenance, cleaning, window washing, vacuuming, landscaping, pool and recreational equipment and supplies; and any other items of property, wherever kept or stored, if acquired by Grantor with the intent of incorporating them in and/or using them in connection with the Mortgaged Property or the Improvements; together also with all additions thereto and replacements and proceeds thereof; all of which foregoing items described in this paragraph are hereby declared to be part of the real estate and encumbered by this Deed of Trust (the "Tangible Property"); and

     TOGETHER WITH (a) any and all awards or payments, including interest thereon and the right to receive the same, growing out of or resulting from any exercise of the power of eminent domain (including the taking of all or any part of the Mortgaged Property or the Improvements), or any alteration of the grade of any street upon which the Mortgaged Property abuts, or any other injury to, taking of, or decrease in the value of the Mortgaged Property or the Improvements or any part thereof; (b) all rights of Grantor in and to any hazard, casualty, liability, or other insurance policy carried for the benefit of Grantor and/or Beneficiary with respect to the Improvements or the Tangible Property, including without limitation any unearned premiums and all insurance proceeds or sums payable in lieu of or as compensation for any loss of or damage to all or any portion of the Improvements or the Tangible Property; (c) all rights of Grantor in and to all supplies and building materials, wherever located, for the construction or refurbishing of the Improvements, and any bill of lading, warehouse receipt or other document of title pertaining to any such supplies and materials; and (d) all rights of Grantor in, to, under, by virtue of, arising from or growing out of any and all present or future contracts, instruments, accounts, insurance policies, permits, licenses, trade names (including the goodwill associated therewith), plans, appraisals, reports, prepaid fees, choses-in-action, subdivision restrictions or declarations or other general intangibles whatsoever now or hereafter dealing with, affecting or concerning the Mortgaged Property or the Improvements or any portion thereof or interest therein, including but not limited to: (i) all contracts, plans and permits for or related to the Mortgaged Property or its development or the construction or refurbishing of the Improvements; (ii) any agreements for the provision of utilities to the Mortgaged Property or the Improvements; (iii) all payment, performance and/or other bonds; (iv) any contracts now existing or hereafter made for the sale by Grantor of all or any portion of the Mortgaged Property or the Improvements, including any security and other deposits paid by any purchasers or lessees (howsoever such deposits may be held) and any proceeds of such sales contracts and lease contracts, including any purchase-money notes, deeds of trust and mortgages made by such purchasers, provided that the foregoing clause is not intended to permit any sale prohibited by this Deed of Trust; (v) any other contracts and agreements related to or for the benefit of the Mortgaged Property, Rights, Tangible Property and/or Improvements, including leases, repair and maintenance contracts and/or management agreements; (vi) all funds, accounts, instruments, documents, accounts receivable, general intangibles, notes and chattel paper arising from or by virtue of transactions related to the Mortgaged Property and Improvements, and (vii) any declaration of restrictions, covenants, easements or similar documents now or hereafter recorded against the title to all or any portion of the Mortgaged Property (the "Intangibles");

     The Mortgaged Property, Improvements, Rights, Tangible Property and Intangibles are hereinafter after collectively referred to herein as the "Collateral." The Collateral identified on Exhibit A as subject to a first lien hereunder is collectively referred to herein as the "First Collateral."

     To secure payment of the Obligations and the full and faithful performance of the covenants and agreements in this Deed of Trust and the other Loan Documents, Grantor hereby grants, bargains, sells, conveys, assigns, transfers, pledges, sets over, warrants and confirms to Beneficiary a security interest in the Tangible Property and the Intangibles.

     Grantor covenants with and warrants to Beneficiary: (a) that Grantor has good and marketable title to Collateral, is lawfully seized and possessed of the Mortgaged Property and Improvements in fee simple and has good right and authority to grant, bargain, sell, assign, and convey the same and to grant a security interest therein as provided herein, fully and absolutely waiving and releasing all rights and claims it may have in or to the Collateral as a homestead exemption or other exemption under any federal, state or local law now or hereafter in effect; (b) that the Collateral is unencumbered and free and clear of all liens, and security interests and title matters whatsoever except for any easements, restrictions or other title exceptions set forth in the title insurance policy delivered to Beneficiary insuring this Deed of Trust (the "Permitted Exceptions"); (c) that Grantor is now in a solvent condition and no bankruptcy or insolvency proceedings are pending or contemplated by Grantor or against Grantor; and (d) that Grantor shall forever warrant and defend the title and quiet possession of the Collateral unto Trustee and Beneficiary, and the validity and priority of the lien of this Deed of Trust, against the lawful claims and demands of all persons whomsoever. This warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by any person who may acquire the Collateral whether pursuant to trustee's sale, foreclosure or other exercise by Beneficiary of the rights and remedies provided for herein.

     Grantor further covenants and agrees with Beneficiary as follows:

     1. Payments and Performance. Grantor shall pay all sums due Beneficiary at the time and in the manner provided in the Loan Documents, and Grantor shall otherwise perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants contained in the Loan Documents.

     2. Taxes, Assessments and Charges. Grantor shall pay all taxes, assessments (whether general or special) and other charges whatsoever levied, assessed, placed or made against all or any part of the Collateral or any interest of Trustee or Beneficiary therein, or against any Loan Document or any obligation thereunder; provided, Grantor may contest taxes and assessments as permitted by law so long as Grantor provides a bond or other adequate security to assure the payment of all taxes and assessments when finally determined. Absent such a contest and bonding, Grantor shall make such payment in full (and shall deliver to Beneficiary the paid receipts) not later than ten (10) business days before the last day upon which the same (or any installment thereof if payment of taxes is permitted in installments) may be paid without the imposition of interest (except interest on special assessments payable by law in installments, in which case Grantor shall pay each such installment when due) or other late charge or penalty. If Grantor shall fail, neglect or refuse to pay any such taxes, assessments or other charges as aforesaid, then Beneficiary at its option may pay the same, and any funds so advanced by Beneficiary shall bear interest, shall be paid and shall be secured as provided in Section 14.

     3. Subordination. Beneficiary acknowledges that the indebtedness evidenced by the Note is subordinated to that certain loan (the "Existing Loan") from CSP II, LLC, a Nevada limited-liability company (the "Senior Lender"), to Grantor in the principal amount of $4,000,000, and any indebtedness on terms no more favorable to the lender than the terms of the Existing Loan are to the Senior Lender the proceeds of which are applied to repayment of the Existing Loan in whole or in part (together with the Existing Loan, "Senior Debt") on the terms and subject to the conditions set forth in Section 9 of the Subordinated Loan Agreement. Section 9 of the Subordinated Loan Agreement is attached hereto as Exhibit B and incorporated herein by reference in haec verba as if set forth herein in full, except that (i) the term "Borrower" shall mean the Grantor hereunder and (ii) the term "Lender" shall mean the Beneficiary hereunder. Beneficiary hereby acknowledges and agrees that this Deed of Trust as an encumbrance upon the Collateral, all rights of Beneficiary to payment or benefits of any kind sourced or derived from all or any of the Collateral (other than the First Collateral) and all right, title and interest of Beneficiary arising under or in any manner relating to the Collateral (other than the First Collateral), are and shall remain irrevocably and unconditionally subject and subordinate in lien and subordinate in priority to the Senior Debt on the terms and subject to the conditions set forth in Section 9 of the Subordinated Loan Agreement as incorporated by reference herein, and are and shall remain hereby expressly made irrevocably and unconditionally subject and subordinate in lien and subordinate in payment and performance to the First Loan Documents and the First Loan Obligations, including, without limitation, to the First Deed of Trust (including, without limitation, any future advances by First Lender to protect the First Loan Collateral or First Lender's lien thereon or rights thereto), and to all of Lender's rights and remedies with respect to the Collateral (other than the First Collateral).

     4. Assignment of Leases and Rents and Management Agreements.

          (a) As further consideration for the making of the Loan evidenced by the Note, Grantor hereby absolutely, presently and unconditionally assigns and transfers to Beneficiary all rents, income, issues and profits of the Collateral and all right, title and interest of Grantor in and under all leases, tenancies, occupancy agreements of any nature whatsoever (and any extensions and renewals thereof) now or hereafter affecting the Collateral (the "Leases"), together with any guaranties thereof and any security deposits or prepaid rent or other deposits or advances thereunder, to be applied by Beneficiary in payment of the Obligations, subject to the license granted to Grantor pursuant to this Section
4. As further security for the repayment of the Obligations, Grantor hereby assigns and transfers to Beneficiary all right, title and interest of Grantor in and under all management agreements of any nature whatsoever (and any extensions and renewals thereof) now or hereafter affecting the Collateral (the "Management Agreements").

          (b) Grantor hereby empowers Beneficiary, its agents or attorneys, to demand, collect, sue for, receive, settle, compromise and give acquittances for all of the rents that may become due under the Leases and to avail itself of and pursue all remedies for the enforcement of the Leases and Grantor's rights thereunder that Grantor could have pursued but for this assignment. Beneficiary is hereby vested with full power and authority to use all measures, legal and equitable, deemed necessary or proper by Beneficiary to enforce this assignment, to collect the rents so assigned, and/or to cure any default and perform any covenant of Grantor as the landlord under any of the Leases, including without limitation the right to enter upon all or any part of the Collateral and to take possession thereof to the extent necessary to exercise such powers. Beneficiary shall have the right (but not the obligation) to advance any sums necessary to exercise such powers, which sums shall bear interest, shall be paid and shall be secured as provided in section 11 of this Deed of Trust. Grantor hereby empowers Beneficiary to use and apply all such rents and other income of the Collateral to the payment of the Obligations and all interest thereon and any other indebtedness or liability of Grantor to Beneficiary, and to the payment of the costs of managing and operating the Collateral, including without limitation:
(i) taxes, special assessments, insurance premiums, damage claims, and the costs of maintaining, repairing, rebuilding, restoring and making rentable the Improvements; (ii) all sums advanced by Beneficiary (with interest thereon) for the payment of such costs or for any other reason permitted by this Deed of Trust or any other Loan Document; and (iii) all costs, expenses and attorney's fees incurred by Beneficiary in connection with the enforcement of this Deed of Trust and/or any Lease; all in such order of priority as Beneficiary may deem appropriate in its sole discretion.

          (c) Beneficiary shall not be obliged to press any of the rights or claims of Grantor assigned hereby, nor to perform or carry out any of the obligations of the landlord under any Lease, and Beneficiary assumes no duty or liability whatsoever in connection with or arising from or growing out of the covenants of Grantor in any Lease. This Deed of Trust shall not operate to make Beneficiary responsible for the control, care, management or repair of all or any part of the Collateral, nor shall it operate to make Beneficiary liable for
(i) the performance or carrying out of any of the terms or conditions of any Lease, (ii) any waste of the Collateral by any tenant or any other person, (iii) any dangerous or defective condition of the Collateral, nor (iv) any negligence in the management, upkeep, repair or control of all or any part of the Collateral resulting in loss or injury or death to any tenant, licensee, employee or stranger. Grantor hereby indemnifies and holds Beneficiary harmless against any and all liability, loss, claim, damage, costs and attorney's fees whatsoever which Beneficiary may or might incur under any Lease or by reason of this assignment, and against any and all claims or demands whatsoever (and any related costs and attorney's fees) which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease. Nothing herein contained shall be construed as constituting Beneficiary a trustee or mortgagee in possession.

          (d) Grantor hereby represents and warrants to Beneficiary (and shall be deemed to have represented and warranted to Beneficiary upon and as of the date of delivering to Beneficiary a copy of each Lease), except as previously or concurrently disclosed to, and approved by, Beneficiary in writing: (i) that each such copy delivered (or to be delivered) to Beneficiary is true, correct and complete; (ii) that Grantor is the sole owner of the entire landlord's interest in each Lease and has not previously assigned or pledged any Lease or any interest therein to any person other than Beneficiary; (iii) that all the Leases are in full force and effect and have not been altered, modified or amended in any manner whatsoever; (iv) that each tenant thereunder has accepted that tenant's respective premises and is paying rent on a current basis; (v) that no default exists on the part of such tenants or on the part of Grantor as landlord in their respective performances of the terms, covenants, provisions and agreements contained in the Leases; (vi) that no rent has been paid by any of the tenants for more than one (1) month in advance; (vii) that Grantor is not indebted to any tenant in any manner whatsoever so as to give rise to any right of set-off against or reduction of the rents payable under any Lease; and (viii) that no payment of rents to accrue under any Lease has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Grantor directly or indirectly, whether by assuming any tenant's obligations with respect to other premises or otherwise.

          (e) Grantor covenants and agrees with Beneficiary that each Lease shall remain in full force and effect irrespective of any merger of the interests of the landlord and tenant thereunder.

          (f) Grantor may enter into a proposed Lease (including the renewal or extension of an existing Lease) (a "Renewal Lease") without the prior written consent of Beneficiary, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Grantor (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Collateral taken as a whole, (iv) is subject and subordinate to this Deed of Trust and the lessee thereunder agrees to attorn to Beneficiary, and (v) is written on the standard form of lease approved by Beneficiary. All proposed Leases which do not satisfy the requirements set forth in this Subsection 7 (f) shall be subject to the prior approval of Beneficiary and its counsel, at Grantor's expense. Grantor shall promptly deliver to Beneficiary copies of all Leases which are entered into pursuant to this Subsection together with Grantor's certification that is has satisfied all of the conditions of the Subsection.

          (g) Grantor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Obligations; (ii) upon request, shall promptly send copies to Beneficiary of all notices of default which Grantor shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the rents; and (vi) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Beneficiary.

          (h) Grantor may, without the consent of Beneficiary, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Leases (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Collateral taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Deed of Trust and any subordination agreement binding upon Beneficiary with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action that has a materially adverse effect on the value of the Collateral taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this Subsection shall be subject to the prior approval of Beneficiary and its counsel, at Grantor's expense. Grantor shall promptly deliver to Beneficiary copies of amendments, modification and waivers that are entered into pursuant to this Subsection together with Grantor's certification that it has satisfied all of the conditions of this Subsection.

          (i) Notwithstanding anything contained herein to the contrary, Grantor shall not, without the prior written consent of Beneficiary enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Major Lease. The term "Major Lease" shall mean (x) that certain Casino Lease Agreement made and entered into as of October 4, 2002, by and between the Grantor, as lessor, and Archon Sparks Management Company, as lessee; and (y) any other Lease which (i) provides for rental income representing twenty percent (20%) or more of the total rental income for the Collateral, (ii) covers twenty percent (20%) or more of the total space at the Mortgaged Property, in the aggregate, or (iii) provides for a lease term of more than six (6) years including options to renew, together with any instrument guaranteeing or providing credit support therefor.

          (j) Although Grantor and Beneficiary intend that this instrument shall be a present assignment of the Leases and the rents, income, issues and profits of the Collateral, it is expressly understood and agreed that so long as no Event of Default shall exist under this Deed of Trust and no default or event of default shall exist under any other Loan Document, Grantor may collect, and is hereby granted a license to collect, assigned rents, income, issues and profits for not more than one (1) month in advance of the accrual thereof, but upon the occurrence of any such Event of Default under this Deed of Trust or the occurrence of any default or event of default under any other Loan Document, or at any time during its continuance, all rights and license of Grantor to collect or receive rents or profits shall wholly terminate upon notice from Beneficiary, and Beneficiary may apply all rents collected to the Obligations in such order and priority as Beneficiary so elects in its sole discretion. The tenants under all the Leases are hereby irrevocably authorized to rely upon and comply with (and shall be fully protected in so doing) any notice or demand by Beneficiary for the payment to

Beneficiary of any rental or other sums which may be or thereafter become due under the Leases, or for the performance of any of the tenants' undertakings under the Leases, and none of them shall have any right or duty to inquire as to whether any default hereunder or under any other Loan Document shall have actually occurred or is then existing.

          (k) Grantor has conditionally assigned to Beneficiary by separate agreement of even date herewith all leases and rents with respect to the Collateral, which assignment is in addition to, and cumulative with, and intended to be consistent with, the assignment and rights granted to Beneficiary herein. Beneficiary shall have the right to approve any Management Agreement with respect to the Collateral hereafter entered into by Beneficiary, and all managers and management companies thereby selected by Grantor and, upon the occurrence of an Event of Default under this Deed of Trust or the occurrence of a default or event of default under any other Loan Document or under the Management Agreement, such Management Agreement may be terminated by Beneficiary at no cost to Beneficiary upon prior written notice to the manager under the Management Agreement. The manager under each existing Management Agreement has agreed to the foregoing and that its Management Agreement is subject and subordinate in all respects to this Deed of Trust. Any Management Agreement hereafter entered into by Grantor shall expressly provide that such Management Agreement may be terminated by Beneficiary at no cost to Beneficiary upon prior written notice to the manager under the Management Agreement and that the Management Agreement is subject and subordinate in all respects to this Deed of Trust. Grantor has heretofore delivered to Beneficiary a true and complete copy of any Management Agreements affecting the Collateral and any and all amendments or modifications thereof. Grantor agrees that it will not modify or amend any Management Agreement without Beneficiary's prior written consent.

     5. Further Encumbrances.

          (a) Except as expressly permitted under the Subordinated Loan Agreement in respect of the lien on the Collateral (other than the First Collateral) securing Senior Debt, Grantor shall not grant any other lien, security interest, pledge, deed of trust, assignment, mortgage or other hypothecation on all or any part of the Collateral or any interest therein nor make any further assignment of the Leases and rentals of the Collateral without the prior written consent of Beneficiary, which Beneficiary may grant or withhold in its sole discretion; any such unpermitted lien, security interest, pledge, deed of trust, assignment , mortgage or hypothecation by Grantor, being herein called an "Encumbrance", shall entitle Beneficiary to declare the Obligations immediately due and payable and to foreclose this Deed of Trust. Without intending to waive the rights of consent granted to Beneficiary herein:
(i) any and all such other Encumbrances shall be junior to this Deed of Trust and to all permitted tenancies now or hereafter affecting the Collateral or any portion thereof and shall be subject to all renewals, extensions, modifications, releases, interest rate increases, future advances, changes or exchanges permitted by this Deed of Trust, all without the joinder or consent of such junior lienholder, secured party, pledgee, or mortgagee or assignee and without any obligation on Beneficiary's part to give notice of any kind thereto; and
(ii) Grantor shall maintain in good standing any other Encumbrance to secure debt affecting any part of the Collateral from time to time and shall not commit or permit or suffer to occur any default thereunder, nor shall Grantor accept any future advance under or modify the terms of any such Encumbrance which may then be superior to the lien of this Deed of Trust. Except for Encumbrances permitted by Beneficiary, Grantor shall not commit or permit or suffer to occur any act or omission whereby any of the security represented by this Deed of

Trust shall be impaired or threatened, or whereby any of the Collateral or any interest therein shall become subject to any attachment, judgment, lien, charge or other encumbrance whatsoever, and Grantor shall immediately cause any such attachment, judgment, lien, charge or other encumbrance to be discharged or otherwise bonded or transferred to other security. Grantor shall not directly or indirectly do anything or take any action that might prejudice any of the right, title or interest of Beneficiary in or to any of the Collateral or impose or create any direct or indirect obligation or liability on the part of Beneficiary with respect to any of the Collateral.

          (b) Grantor will comply with and will punctually perform all of the covenants, agreements and obligations imposed upon it or the Collateral under the Permitted Exceptions in accordance with the terms, provisions and conditions contained therein, including, without limitation, Grantor's obligation to pay all amounts secured, evidenced or required thereby. Grantor will not modify or permit any modification of any of the Permitted Exceptions without the prior written consent of Beneficiary.

     6. Prohibited Transfers. Except as expressly permitted by the Subordinated Loan Agreement, Grantor shall not cause or permit or suffer to occur any of the following events (a "Disposition") without the prior written consent of Beneficiary, which Beneficiary may grant or withhold in its sole discretion, and if any of the same shall occur without such consent, then Beneficiary shall have the right to declare the Obligations immediately due and payable and to foreclose this Deed of Trust: (a) if all or any portion of the legal or equitable or beneficial title to all or any portion of the Collateral or any interest therein shall in any manner whatsoever be sold, conveyed or transferred, either voluntarily or by operation of law; or (b) in the case of any portion of the Collateral directly or indirectly owned by a corporation (or a partnership or joint venture or limited liability company or trust or other business entity), if any stock or partnership interest or joint venture interest or member interest or beneficial interest in such owner shall be transferred (whether among the then existing partners, stockholders, members or other beneficial owners, or otherwise), or if such stock or partnership interest or joint venture interest or limited liability company interest or beneficial interest shall be assigned, pledged, hypothecated, mortgaged or otherwise encumbered. It is expressly agreed that, in connection with determining whether to grant or withhold consent to any Disposition or Encumbrance, the determination made by Beneficiary shall be conclusive and Beneficiary may require as conditions to granting such consent (1) an increase in the rate of interest payable under the Note, (2) payment to Beneficiary of a transfer fee,
(3) payment of Beneficiary's reasonable attorneys' fees in connection with such Disposition or Encumbrance, (4) the express assumption of the payment and performance of the Obligations by the party to whom such Disposition will be made (with or without, in Beneficiary's sole discretion, the release of Grantor from liability for such Obligations).

     The following transfers shall not be in violation of this Section 9: (i) Public utility easements for the benefit of the Collateral; and (ii) a transfer as the result of the death of an Obligor who is a natural person, provided that a transferee acceptable to Beneficiary assumes the liability of the decedent with respect to the Loan within 90 days of the person's death.

     7. Further Assurances. From time to time and on demand, Grantor shall execute and deliver to Beneficiary (and pay the costs of preparing and recording) any further instruments required by Beneficiary to reaffirm, correct or perfect the evidence of the Obligations secured hereby and the lien and security interest of Beneficiary in all the Collateral and all additions, replacements and proceeds, including but not limited to mortgages, security agreements, financing statements, assignments and renewal and substitution notes.

     8. Estoppel Letters and Information. Within ten (10) business days after written request, Grantor shall furnish to Beneficiary a written statement, duly acknowledged, of the amount of principal and interest and other sums then owing on the Obligations and whether any offsets, counterclaims or defenses exist against the Obligations. Grantor shall promptly furnish to Beneficiary any financial or other information regarding Grantor or the Collateral required by any Loan Document or which Beneficiary may reasonably request from time to time.

     9. Notices. Whenever Grantor or Beneficiary is obliged to give notice to the other, such notice shall be in writing and shall be given personally, by an overnight courier which provides for a return receipt or by prepaid certified mail (return receipt requested), in which latter case notice shall be deemed effectively made when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified. Any notice to Beneficiary shall be in the Subordinated Loan Agreement. Until the designated addresses are changed by notice given in accordance with this Section 12, notice to either party shall be sent to the respective address set forth on the first page of this Deed of Trust.

     10. Default and Acceleration. At Beneficiary's option, all of the principal and interest and other sums secured by this Deed of Trust shall immediately or at any time thereafter become due and payable without notice to any Obligor, and Beneficiary shall immediately have all the rights accorded Beneficiary by law and hereunder and under the Subordinated Loan Agreement to cause the Collateral to be sold at trustee's sale, foreclose this Deed of Trust or otherwise to enforce this Deed of Trust and the security interests evidenced hereby and in any other Loan Document, upon the occurrence of a Default under the Subordinated Loan Agreement.

     11. Advances by Beneficiary. In the event of any default in the performance of any of Grantor's covenants or agreements contained in this Deed of Trust or any other Loan Document or the violation of any term thereof, Beneficiary shall have the right (but in no event the obligation) at its option after notice to Grantor to cure the default or take any other action Beneficiary deems necessary or desirable to protect its security (including without limitation the payment of any taxes, assessments, insurance premiums, charges, liens or encumbrances required of Grantor under this Deed of Trust), without thereby waiving any rights or remedies otherwise available to Beneficiary. If Beneficiary shall elect to advance at any time any sum(s) for the protection of its security or for any other reason permitted or provided by any of the terms of this Deed of Trust or any other Loan Document, then such sum(s) shall be deemed Obligations, shall be repaid by Grantor on demand, shall be secured by this Deed of Trust and shall bear interest until paid at the lesser of the nondefault interest rate provided for in the Note plus five percent (5%) per annum, or at the highest rate allowed by applicable law, commencing on the date they are advanced by Beneficiary. Beneficiary's lien on, and security interest in, the Collateral for such advances shall be superior to any right or title to, interest in, or claim upon all or any portion of the Collateral junior to the lien of this Deed of Trust.

     12. Receiver. Subject to the rights of holders of Senior Debt pursuant to the Subordinated Loan Agreement or any other agreement of the Beneficiary with or for the benefit of such holders, in addition to all other remedies herein provided for, Grantor agrees that upon the occurrence of an a

Default, Beneficiary shall, subject to Gaming Laws, as a matter of right, be entitled to an ex parte appointment of a receiver or receivers for all or any part of the Collateral without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the rents and income. Any money advanced by Beneficiary in connection with any such receivership shall be a demand obligation owing by Grantor to Beneficiary and shall bear interest from the date of making such advancement by Beneficiary until paid at the Default Rate provided in the Note and shall be a part of the Obligations and shall be secured by this Deed of Trust and by every other instrument securing the Obligations. The receiver or his agents shall be entitled to enter upon and take possession of any and all of the Collateral. The receiver, personally or through its agents or attorneys, may exclude Grantor and its agents, servants and employees wholly from the Collateral and have, hold, use, operate, manage and control the same and each and every part thereof, and keep insured, the properties, equipment and apparatus provided or required for use in connection with the business or business operated on the Collateral, and make all such necessary and proper repairs, renewals and replacements and all such useful alterations, additions, betterments and improvements as the receiver may deem judicious. Such receivership shall, at the option of Beneficiary, continue until full payment of all sums, hereby secured, then due and payable or until title to the Collateral shall have passed by trustee's sale or by foreclosure sale under this Deed of Trust and the period of redemption, if any, shall have expired.

     13. Remedies.

          (a) The rights and remedies of Beneficiary under this Deed of Trust or any other Loan Document shall be subject to Gaming Laws. Furthermore, the rights and remedies of Beneficiary under this Deed of Trust or any other Loan Document or applicable law shall be cumulative and concurrent and may be pursued separately, successively or together against any Obligor(s), the Collateral, any other collateral for the Obligations, or any one or more of the foregoing, all at the sole discretion of Beneficiary, and may be exercised as often as occasion therefor shall arise, all to the maximum extent permitted by law. Beneficiary's pursuit of any remedy shall not preclude pursuit of any other remedy until Beneficiary shall have recovered all sums due Beneficiary, together with the accrued interest thereon and all costs of collection, including attorney's fees and appellate attorney's fees, with interest thereon. Neither Grantor nor anyone claiming through or under Grantor shall set up, claim or seek to take advantage of any appraisement, valuation, stay, moratorium, marshalling, extension, exemption or redemption laws, now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the sale of the Collateral. To the maximum extent permitted by law, the Obligors, for themselves and all who may claim through or under any of them, hereby severally waive the benefit of all such laws and waive any and all rights to have the Collateral or any other collateral for the Obligations marshaled upon any foreclosure of this Deed of Trust or any other instrument securing the Obligations, and hereby severally agree that the Collateral and any such other collateral may be sold as an entirety or in such parcels, in such manner and in such order as Beneficiary in its sole discretion may elect.

          (b) Upon the occurrence of an Event of Default which is not cured during the applicable cure period, if any, Beneficiary is authorized, whether prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Collateral, or any part thereof, and to take possession of the Collateral and of all books, records and accounts relating thereto and to exercise, without interference from Grantor, any and all rights to construct, manage, possess, operate, protect or preserve the Collateral, including the right to rent the same for the account of Grantor, and to deduct from such rents all costs, expenses and liabilities of every character incurred by Beneficiary in collecting such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such rents on the indebtedness secured hereby in such manner as Beneficiary may elect. All such costs, expenses and liabilities incurred by Beneficiary, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall draw interest from the date of expenditure until paid at the Default Rate of interest set forth in the Note, all of which shall constitute a portion of the Obligations. If necessary to obtain the possession provided for above, Beneficiary may invoke any and all legal remedies to dispossess Grantor; provided, however, that nothing herein shall be deemed or construed to make Beneficiary a mortgagee in possession as a result of the exercise of its rights and remedies hereunder. In connection with any action taken by Beneficiary pursuant to this paragraph, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to lease the Collateral, or any part thereof, or from any other act or omission of Beneficiary in managing the Collateral unless such loss is caused by the willful misconduct or bad faith of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any lease or tenancy agreement covering the Collateral or any part thereof by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall, and does hereby agree to, indemnify Beneficiary for, and to hold Beneficiary harmless from, any and all liabilities, loss or damage which may or might be incurred by Beneficiary under any such lease or tenancy agreement or under this Deed of Trust or the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease or tenancy agreement except for those arising out of the grossly negligent or willful misconduct of Beneficiary. Should Beneficiary incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and shall be a demand obligation hereunder. Nothing in this paragraph shall impose any duty, obligation or responsibility upon Beneficiary for the control, care, management or repair of the Collateral, or for the carrying out of any of the terms and conditions of any such lease or tenancy agreement; nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Collateral by the tenants or by any other parties or for any dangerous or defective condition of the Collateral, or for any negligence in the management, upkeep, repair or control of the Collateral resulting in loss or injury or death to any tenant, licensee, employee or stranger. Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Collateral taken under this paragraph.

          (c) Upon the occurrence of an Event of Default hereunder, which is not cured during the applicable cure period, if any, Beneficiary may foreclose this Deed of Trust by judicial proceedings, or direct Trustee to exercise the power of sale set forth below, and in such event the Collateral shall be sold according to law to satisfy and pay the Obligations, together with all costs and expenses of sale, including without limitation, reasonable attorney fees for Beneficiary's attorneys, whether or not suit is brought, and including such fees in connection with any bankruptcy or similar proceedings and at all trial and appellate levels. Then, upon filing any required notice of such election and demand for sale with Trustee, Trustee shall proceed to foreclose upon the Mortgaged Property, Improvements, Rights and such other portion of the Collateral as Beneficiary may elect in the manner provided by applicable law. If Beneficiary directs Trustee to exercise the power of sale, it shall be lawful for and the duty of Trustee, and Trustee is hereby authorized and empowered, to expose to sale and to sell the Collateral at public sale in accordance with the provisions of applicable law governing trustee's sales under powers of sale. Trustee shall provide public notice of such sale as provided by applicable law. Trustee shall sell and dispose of the Mortgaged Property, Improvements, Rights and such other portions of the Collateral as Beneficiary may elect (en masse or in separate parcels, as Beneficiary may determine in its discretion) and all the right, title and interest of Grantor, and its successors and assigns therein, at public auction all in accordance with the provisions of applicable law of the State where the Mortgaged Property is located. Such sale(s) shall be a perpetual bar, both in law and equity, against Grantor and its successors and assigns, and all other persons claiming the Mortgaged Property, Improvements, Rights and other Collateral, or any part thereof by, through, from or under Grantor. Beneficiary may purchase the Mortgaged Property, Improvements, Rights and other Collateral or any part thereof, and may bid in any part or all of the indebtedness secured hereby and, in such event, apply the outstanding amount of the Obligations (in such order as Beneficiary may its sole discretion elect) to such bid in lieu of cash, and it shall not be obligatory under the purchaser(s) at any such sale to see to the application of the purchase money.

     Any costs incurred by Beneficiary or its attorney as a part of the cost of a trustee's sale in conjunction with Grantor's default hereunder shall be deemed allowable by Trustee in any such sale. Such allowable costs shall include, but not be limited to, appraisal fees, attorney fees and all costs incurred by Beneficiary or its attorney in conjunction with securing, preserving and maintaining the Collateral and any Improvements contained thereon, such as, by way of example and not by way of limitation, costs incurred in conjunction with the appointment and/or institution of a receivership (whether or not a receiver be appointed).

          (d) Upon the occurrence of an Event of Default, this Deed of Trust may be foreclosed, at the election of Beneficiary, as to any of the Collateral in any manner permitted by the laws of the state in which the Mortgaged Property is located.

          (e) The proceeds of any trustee's or foreclosure sale of the Collateral shall be applied:

               FIRST, to the payment of all costs and expenses incident to such sale, including, but not limited to, all reasonable attorneys' fees and court costs and charges of every character and all other expenses set forth in NRS 40.462;

               SECOND, after satisfaction of any prior rights of holders of Senior Debt, to the payment in full of the Obligations (including, specifically, without limitation, the principal, interest, late charges and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Beneficiary under this Deed of Trust) in such order as Beneficiary may elect; and

               THIRD, the remainder, if any, shall be paid in accordance with applicable statutory provisions or court order.

          (f) Beneficiary may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Obligations, in whole or in part, and in such portions and in such order as may seem best to Beneficiary in its sole discretion.

          (g) To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, and Grantor, its representatives, successors and assigns, hereby waive and release all rights of valuation, appraisement, notice of election or intention to mature or declare due the whole of the Obligations and all rights to a marshaling of the assets of Grantor, including the Collateral, in the event of a sale hereunder or the foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, the exemption of homestead, the administration of estates of decedents to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust.

     14. No Jury Trial. Beneficiary, Grantor and each Obligor hereby severally, voluntarily, knowingly and intentionally WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY in any legal action or proceeding arising under or in connection with this Deed of Trust or any other Loan Document or concerning the Obligations and/or the Collateral or pertaining to any transaction related to or contemplated in this Deed of Trust, regardless of whether such action or proceeding concerns any contractual or tortious or other claim. Each Obligor severally acknowledges that this waiver of jury trial is a material inducement to Beneficiary in extending the credit described herein, that Beneficiary would not have extended such credit without this jury trial waiver, and that such Obligor has been represented by an attorney or has had an opportunity to consult with an attorney regarding this Deed of Trust and understands the legal effect of this jury trial waiver.

     15. Fees and Expenses. Grantor shall pay any and all costs, expenses and attorney's fees incurred by Beneficiary (regardless of whether in connection with any action, proceeding or appeal) to sustain the lien of this Deed of Trust or its priority, to protect or enforce any of Beneficiary's rights under this Deed of Trust or under any other Loan Document, to recover any indebtedness secured hereby, to contest or collect any award or payment in connection with the taking or condemnation of all or any part of the Collateral, or for any title examination or abstract preparation or appraisal or title insurance policy relating to the Collateral, and all such sums shall bear interest, shall be paid and shall be secured as provided in section 11 of this Deed of Trust.

     16. Condemnation. Immediately upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Collateral or any portion thereof, Grantor shall notify Beneficiary thereof. Beneficiary may participate in any such proceedings and may be represented therein by counsel of its selection, and Grantor will deliver to Beneficiary all instruments requested by Beneficiary from time to time to permit or facilitate such participation. In the event of any such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary, and Beneficiary shall not be obligated to question the amount of any such award or compensation. At Beneficiary's option, all or any portion of the award or compensation shall be applied toward payment of the Obligations (in any order of priority Beneficiary may deem appropriate in its sole discretion) or shall be disbursed to Grantor from time to time for the restoration of the Collateral in the same manner as disbursements under a construction loan; Beneficiary shall not be obligated to see to the proper application by Grantor of any such disbursement. Notwithstanding any such condemnation award or compensation or the rate of interest payable thereon, Grantor shall continue to pay interest on the Obligations except to the extent that Beneficiary shall have actually received and applied the award or compensation against the Obligations. If all of the Collateral is so taken but the award or compensation is insufficient to pay the Obligations in full, then at Beneficiary's option the unpaid balance shall be immediately due and payable.

     17. Documentary Stamps and Intangible Taxes. If at any time the state in which the Collateral is located shall determine that an intangible tax, documentary tax or other similar tax shall be paid in connection with this Deed of Trust, or that additional intangible or other tax should be paid, then Grantor shall pay for the same, together with any interest or penalties imposed in connection with such determination, and Grantor hereby agrees to indemnify and hold Beneficiary harmless therefrom. If any such sums shall be advanced by Beneficiary, they shall bear interest, shall be paid and shall be secured as provided in section 11 of this Deed of Trust.

     18. No Shift of Taxes. If any federal, state or local law shall hereafter be enacted which (a) for the purpose of ad valorem taxation shall deduct the amount of any lien from the value of real property, or (b) shall impose on Beneficiary the payment of all or any part of the taxes or assessments or charges required to be paid hereunder by Grantor, or (c) shall change in any way the laws for the taxation of deeds of trust, mortgages or debts secured thereby or Beneficiary's interest in the Collateral, or shall change the manner of collecting such taxes, so as to affect this Deed of Trust or the debt secured hereby or the holder thereof, then upon demand Grantor shall pay such taxes or assessments or charges imposed on Beneficiary or shall reimburse Beneficiary therefor; provided, however, that if in the opinion of Beneficiary's counsel the requirement that Grantor make such payments might be unlawful or might result in the imposition of interest in excess of the maximum lawful rate, then Beneficiary shall have the right to declare the Obligations to be due and payable thirty (30) days after notice thereof to Grantor.

     19. Uniform Commercial Code. This Deed of Trust is a "security agreement" and creates a "security interest" in favor of Beneficiary as a "secured party" with respect to all property included in the Collateral which is covered by the Uniform Commercial Code, including but not limited to the Tangible Property and Intangibles. Upon default under this Deed of Trust or any other Loan Document, Beneficiary may at its option pursue any and all rights and remedies available to a secured party with respect to any portion of the Collateral so covered by the Uniform Commercial Code, or Beneficiary may at its option proceed as to all or any part of the Collateral in accordance with Beneficiary's rights and remedies in respect of real property to the extent permitted by law. Grantor and Beneficiary agree that the mention of any portion of the Collateral in a financing statement filed in the records normally pertaining to personal property shall never derogate from or impair in any way their declared intention that all items of collateral described in this Deed of Trust are part of the real estate encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items of Tangible Property. Specifically, the mention in any such financing statement of
(a)
the rights in or the proceeds of any insurance policy, (b) any award in eminent domain proceedings for a taking or for loss of value, (c) Grantor's interest as lessor in any present or future lease or right to income growing out of the use or occupancy of the Mortgaged Property or Improvements, whether pursuant to lease or otherwise, or (d) any other item included in the definition of the Collateral shall never be construed to alter any of the rights of Beneficiary as determined by this Deed of Trust or any other Loan document or to impugn the priority of Beneficiary's lien and security interest with respect to the Collateral; such mention in a financing statement is declared to be for the protection of Beneficiary in the event any court shall hold that notice of Beneficiary's priority of interest with respect to any such portion of the Collateral must be filed in the Uniform Commercial Code records in order to be effective against or to take priority over any particular class of persons, including but not limited to the federal government and any subdivision or instrumentality of the federal government.

     20. Payments to Beneficiary. Any payment made in accordance with the terms of the Loan Documents by any person at any time liable for the payment of the whole or any part of the Obligations, by any subsequent owner of the Collateral, or by any other person whose interest in the Collateral might be prejudiced in the event of a failure to make such payment (or by any partner, stockholder, member, manager, officer or director of any such person), shall be deemed, as between Beneficiary and all such persons who at any time may be so liable or may have an interest in the Collateral, to have been made on behalf of all such persons. Beneficiary's acceptance of any payment which is less than full payment of all amounts then due and payable to Beneficiary, even if made by one other than the person liable therefor, shall not constitute a waiver of any rights or remedies of Beneficiary.

     21. Consent to Changes. Grantor consents and agrees that, at any time and from time to time without notice, (a) Beneficiary and the owner(s) of any collateral then securing the Obligations may agree to release, subordinate, increase, change, substitute or exchange all or any part of such collateral, and
(b) Beneficiary and any person(s) then primarily liable for the Obligations may agree to renew, extend or compromise the Obligations in whole or in part or to modify the terms of the Obligations in any respect whatsoever. Grantor agrees that no such release, subordination, increase, change, substitution, exchange, renewal, extension, compromise or modification, no sale of the Collateral or any part thereof, no forbearance on the part of Beneficiary, nor any other indulgence given by Beneficiary (whether with or without consideration) shall relieve or diminish in any manner the liability of any Obligor, nor adversely affect the priority of this Deed of Trust, nor limit or prejudice or impair any right or remedy of Beneficiary. All Obligors and all those claiming by, through or under any of them hereby jointly and severally waive any and all right to prior notice of, and any and all defenses or claims based upon, any such release, subordination, increase, change, substitution, exchange, renewal, extension, compromise, modification, sale, forbearance or indulgence.

     22. Governing Law. This Deed of Trust shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, excepting only that federal law shall govern to the extent it may permit Beneficiary to charge, from time to time, interest on the Obligations at a rate higher than may be permissible under applicable law.

     23. No Usury. All amounts paid on the Obligations which are deemed interest shall, for the purpose of the calculation provided for herein, be deemed and considered to be spread over the entire period from the date hereof to the date of final payment of the Note. In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Beneficiary as consideration for the Obligations exceed the limits (if any) imposed or provided by the law applicable from time to time to the Obligations for the use or detention of money or for forbearance in seeking its collection; Beneficiary hereby waives any right to demand any such excess. In the event that the interest provisions of the Loan Documents or any exactions required thereunder shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall automatically be reduced to such limit and all sums received by Beneficiary in excess of those lawfully collectible as interest shall be applied against the principal of the Obligations immediately upon Beneficiary's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Beneficiary had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

     24. Severability. Any provision of this Deed of Trust which is prohibited or unenforceable under applicable law shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision under any other applicable law.

     25. Inspection and Watchmen. Beneficiary and any persons authorized by Beneficiary shall have the right, from time to time at the discretion of Beneficiary, to enter and inspect the Collateral. At any time after default under the terms of this Deed of Trust or any other Loan Document, if any of the Improvements or Tangible Property shall be unprotected or unguarded, or if any of the Improvements shall be allowed to remain vacant or deserted, then at its option Beneficiary may employ watchmen for the Collateral and expend any monies deemed necessary by Beneficiary to protect the same from waste, vandalism and other hazards, depredation or injury, and any sums expended by Beneficiary for such purpose shall bear interest, shall be paid and shall be secured as provided in section 14 of this Deed of Trust.

     26. Indemnity. In the event Beneficiary and/or Trustee shall be named as a party to any lawsuit brought at any time against Grantor or with respect to the Collateral or this Deed of Trust or the Obligations, or if any claim shall be made against either of them in connection with the Collateral, then regardless of the merits of such lawsuit or claim, Grantor shall defend Beneficiary and Trustee and indemnify and hold Beneficiary and Trustee fully harmless from any and all claims, demands, damages, liabilities, judgments, penalties, losses, costs, expenses and attorney's fees arising out of or resulting from any such lawsuit or any appeal in connection therewith.

     27. No Partnership. Grantor and Beneficiary hereby acknowledge and agree that Beneficiary is not, has never been, and shall not be deemed a partner or joint venturer of Grantor or any other Obligor with respect to the Collateral, and that the relationship of Beneficiary to said parties is, has always been, and shall continue to be strictly the role of a lender. Grantor hereby (a) waives and relinquishes any and all claims, demands, counterclaims and/or defenses alleging the existence of any partnership, joint venture or other fiduciary or special relationship between any of them and Beneficiary, and (b) agrees to indemnify and hold Beneficiary harmless against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other fees, costs and expenses that Beneficiary may sustain as the result of any such allegation by any person whomsoever.

     28. Subrogation. In furtherance but not in limitation of any and all rights contained in the Subordinated Loan Agreement, Beneficiary is hereby subrogated
(a) to the lien(s) of each and every deed of trust, lien, security interest or other encumbrance on all or any part of the Collateral which is fully or partially paid or satisfied out of the proceeds of the Obligations, and (b) to the rights of the owner(s) and holder(s) of any such deed of trust, lien, security interests or other encumbrance. The respective rights under and priorities of all such deeds of trust, liens, security interest or other encumbrances shall be preserved and shall pass to and be held by Beneficiary as security for the Obligations, to the same extent as if they had been duly assigned by separate instrument of assignment and notwithstanding that the same may have been canceled and satisfied of record.

     29. Representations and Warranties. Grantor makes and affirms all representations and warranties of or for the benefit of Beneficiary contained in the Subordinated Loan Agreement or any other of the Loan Documents as if set forth in full herein.

     30. Rights not Impaired. The lien, security interest and other security rights of Beneficiary hereunder shall not be impaired by any indulgence, moratorium or release granted by Beneficiary, including, but not limited to: (a) any renewal, extension or modification which Beneficiary may grant with respect to any of the Obligations; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant in respect of the Collateral, or any part thereof or any interest therein; or (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations. In the event the ownership of the Collateral or any part thereof becomes vested in a person or entity other than Grantor, Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way discharging Grantor's liability hereunder or for the payment of the indebtedness secured hereby. No sale of the Collateral, no forbearance on the part of Beneficiary and no extension of the time for the payment of the indebtedness secured hereby given by Beneficiary shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed to in writing by Beneficiary.

     31. Other Indebtedness Secured. In addition to the specific indebtedness identified hereinabove, the Obligations also include, and this Deed of Trust also secures, all Other Indebtedness (as defined in the preliminary recitals of this Deed of Trust) of Grantor to Beneficiary, whether or not presently contemplated by the parties, direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced or whether evidenced by any instrument, agreement or book account, including without limitation all loans (including any loan by renewal), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Grantor to others that Beneficiary may have obtained by purchase, negotiation, discount, assignment or otherwise, and all interest, taxes, fees charges, expenses, and attorney's fees chargeable to Grantor or incurred by Beneficiary hereunder or under any other document or instrument delivered in connection herewith.

     32. Interpretation. Whenever the context of any provision of this Deed of Trust shall so require, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in this Deed of Trust are for convenience only and shall not affect its interpretation. All references in this Deed of Trust to Exhibits, Schedules, sections, paragraphs and subparagraphs refer to the respective subdivisions of this Deed of Trust, unless the reference expressly identifies another document. Wherever used in this Deed of Trust, unless the context clearly indicates a contrary intention or unless this Deed of Trust specifically provides otherwise: (a) the term "Grantor" shall include any subsequent owner(s) of the Collateral; (b) the term "Beneficiary" shall include any subsequent holder(s) of the Note; (c) the term "Obligors" shall include any permitted successor(s) or permitted assign(s) of any Obligor; (d) the term "Obligations" shall include any modification of any Obligations from time to time and any future advances or other sums payable to Beneficiary under this Deed of Trust; (e) the term "Loan Documents" shall include any note or other instrument evidencing or pertaining to any future advance hereunder and any renewals, extensions or modifications of any Loan Document; and (f) the term "person" shall mean "an individual, corporation, partnership, limited partnership, limited liability company, unincorporated association, joint stock corporation, joint venture or other legal entity".

     33. Substitution of Trustee. Beneficiary may from time to time unilaterally substitute a successor to Trustee pursuant to a recordable instrument that complies with applicable law for substitution of trustees under deeds of trusts. The recorded substitution will be conclusive proof of proper substitution of the substitute trustee who will, without conveyance from the predecessor trustee, succeed to all of the predecessor trustee's title, estate, rights, powers and duties.

     34. Miscellaneous. Time is of the essence of all provisions of this Deed of Trust. This Deed of Trust shall be binding upon the parties hereto and their respective successors and assigns, and it shall inure to the benefit of Beneficiary and its successors and assigns and to the benefit of Grantor and Grantor's permitted successors and assigns. This Deed of Trust cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     35. Exceptions. Except with respect to the rights of holders of Senior Debt, notwithstanding anything contained in the Note or in any of the other Loan Documents, nothing contained herein or therein shall (a) limit or impair the rights of Beneficiary to proceed against any of the Collateral in accordance with the terms of the Loan Documents; (b) limit or impair the rights of Beneficiary to proceed against the Grantor personally or against any other person (including the Guarantors under the Subordinated Loan Agreement) under any guarantee, indemnity (including but not limited to any indemnity relating to environmental matters and access of handicapped or disabled persons) or any other provision of any of the Loan Documents providing for the personal liability of any such person in accordance with its terms, or to enforce the rights of Beneficiary under any such guaranty, indemnity or other provision in accordance with its terms; or (c) limit or impair the rights of Beneficiary to proceed against Grantor or any other person to recover or collect, or limit or restrict the personal liability of Grantor or any other person for the payment to Beneficiary for, any of the following, including, without limitation, reasonable attorneys' fees and costs incurred by Beneficiary in connection with any such recovery, collection or payment, all of which Grantor hereby indemnifies Beneficiary against, to-wit:

               (a) damages suffered by Beneficiary as a result of (1) fraud or misrepresentation by Grantor or any other person acting on behalf of or at the direction of Grantor in connection with the Loan, (2) intentional waste of any of the Collateral, including the removal of any property or fixtures from the Collateral which are not replaced by similar property or fixtures of equal or greater value, (3) the amendment, modification or termination of any lease of any of the Collateral in violation of any provision of the Loan Documents, (4) failure to observe and comply with all laws, ordinances and regulations applicable to any of the Collateral, (5) failure to comply with any of the obligations of Grantor under any of the Loan Documents or indemnity agreements pertaining to environmental matters or access of handicapped or disabled persons, (6) the sale or further encumbrance of any of the Collateral in violation of any provision of the Loan Documents, (7) failure to insure the Collateral in accordance with the terms of the Loan Documents, or (8) failure to pay real estate taxes and assessments and ground lease payments (if applicable) which accrue prior to Beneficiary taking possession of the Collateral or failure to make sufficient funds available through escrow payments to Beneficiary to pay such taxes, assessments and ground lease payments, or (9) the loss of any of the Collateral because of the forfeiture of same to any governmental agency or third party unrelated or not affiliated with Beneficiary for any reason;

               (b) any rents, issues or profits of any of the Collateral collected by or on behalf of Grantor which are not applied to payment of the Obligations or paid to third parties not affiliated with Grantor for reasonable operating costs related to the Collateral (including real estate taxes and the establishment of a reasonable reserve for that purpose) after an uncured default or an uncured Event of Default or any event or circumstance that with the passage of time, the giving of notice, or both, could constitute an Event of Default under the Note or any other Loan Document;

               (c) any security deposits or other similar deposits received from tenants or occupants of the Collateral to the extent that funds for such security deposits are not obtained by Beneficiary from Grantor after an Event of Default;

               (d) any sums expended by Beneficiary in fulfilling the obligations of Grantor, as lessor, under any lease of any of the Collateral, excluding obligations relating to maintenance of the Collateral and liabilities accruing after Grantor has given up possession of the Collateral to Beneficiary;

               (e) any insurance proceeds, condemnation awards or proceeds resulting from any sale of any of the Collateral which are misapplied or misappropriated by or on behalf of Grantor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; and

               (f) the amount of any valid unpaid mechanic's liens, materialmen's liens or other liens, whether or not similar, arising due to work performed or materials furnished in connection with any of the Collateral which could create liens on any portion of the Collateral.

     37. Incorporation of Certain Nevada Covenants. The following covenants, Nos. 5, 6, 7 (a reasonable), 8 and 9 of NRS 107.030, are hereby adopted and made a part of this Deed of Trust. Upon any Event of Default by Trustor hereunder, Beneficiary may (a) declare all sums secured immediately due and payable without demand or notice and/or (b) have a receiver appointed as a matter of right without regard to the sufficiency of any security or guaranty and without any showing as required by NRS 107.100. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or afforded by law or equity and may be exercised concurrently, independently or successively. A sale of property conducted pursuant to Covenants Nos. 6, 7 and 8 of NRS 107.030 may be conducted either as to the whole of the Mortgaged Property or in separate parcels and in such order as Beneficiary or Trustee may determine.

     IN WITNESS WHEREOF, the Grantor has executed this Agreement as of the day and year first above written.

                                              GRANTOR:

                                              DUKE'S - SPARKS, LLC, a Nevada
                                              limited-liability company


                                                 By: /s/ Christopher W. Lowder
                                                     ---------------------------
                                                     Christopher W. Lowder
                                                 Its: Authorised Signatory


     STATE OF NEVADA
     COUNTY OF CLARK

          This instrument was acknowledged before me on 1-13-03 by Christopher
W. Lowder as                      of DUKE'S - SPARKS, LLC.
             --------------------

[SEAL]                                        /s/ Julie Sandefur
                                              -------------------
                                              Julie Sandefur

                                    EXHIBIT A

                                Legal Description

                                   EXHIBIT B:
                                DUKE'S - ORIGINAL
                                 APN 032-135-20

All certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

Lots 6, 7, 8, AND 9 in Block 6 of ROBINSON'S ADDITION EAST RENO, NOW CITY OF SPARKS, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on November 17, 1903.

AND

The South 66 feet of Lot 5 and the West 7 feet of the South 66 feet of Lot 4, in Block 6 of ROBINSON'S ADDITION EAST RENO, NOW CITY OF SPARKS, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on November 17, 1003.

Description Proposed By

___________________________

___________________________
                                                      [SEAL]
___________________________

RENO, NV
---------------------------

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
Bases/Stools           180 Standard Single Slot Stands
                          28x18x22 matte black laminate
                       183 Sierra X-Tended Play Seats
                          with polished chrome understructure       S219255C-21 21/32
------------------------------------------------------------------------------------------------------------------------------------
Computers
                       Dell Optiplex tower                          GX240                  FR8B711
                       Dell Monitor                                 1702FP                 MX-08G152-47605-21M-AR6M
                       Dell Optiplex tower                          GX240                  CR8B711
                       Dell Monitor                                 1702FP                 MX-08G152-47605-21M-AR6D
                       Dell Optiplex tower                          GX240                  IS8B711
                       Dell Monitor                                 1702FP                 MX-08G152-47605-21M-AR6L
                       Sony Notebook                                PCG993L                283326303707127
                       Sony Notebook                                                                                  Kevin
                                                                                                                      Hogan has
                       Intel, EATX MBD Duald 6PCI U                 STL2
                       INTEL, PENT 1 GIG CPU                                               BX80526C1000256
                       Mlso. 512MB PC 133 ECC SDRA                  512MB PC133
                       TEAC 1.44 Floppy Drive                       1.44 FLOPPY
                       Seagate 18.4 SCSI Hard Drive                                        ST318417W
                       INTEL Ether Express Pro 10                                          PILA8460B
                       IBM 48x CDROM                                                       22P3802
                       ADAPTEC 29160 Internet kit                                          1821900
                       ALPS PS/2 keyboard                           ALPS keyboard
                       MS TREKKER Wheel Mouse PS/                                          062-00086
                       Intel SC5000 SVR CHAS BASE                                          KHDBASEU
                       APC SMART UPS 1400 NET                       SU1400NET
                       Seagate Tapestor 20/40 GB D                  STD2401 LW-R
                       BELKIN 6ft SCSI Cable                                               F2N1112-06
                       BELKIN Ext Ultra2 LVD SCSI                                          F2N990-LVD
                       Sony 4MM DDS4 150M DAT 20/                    DGD150P
                       MS Open SBS SVR 2000 5CLI                    E75-00129
                       MS Open SBS SVR 2000 5CLT                    E76-00068
                       MS SBS SVR 2000 DISK Kit C                   E75-00014
                       MS SBS SVR 2000 DOC                          E75-00006
                       MS SBS SVR 2000 5 CLT ADD                    E76-00007
                       MS Terminal SVR 2000 CAL                     C79-00539
                       VERITAS BACKUP EXEC NT/W2K                   SBE-NTSB-0076

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                       OLPO Inoculateit v6.0 1YR                                           ITL6002600AEOTC
                       CA Inoculate 6.0 MS EXCHA                                           ICB5001600AEOTC
                       OLPC ARCSERVE 2000 ADV MED                                          MPL3MEDOLP100TC

------------------------------------------------------------------------------------------------------------------------------------
Transportation
                       2001 Ford Pickup                             F250                   VIN # 3FTNW21F91MA56066
                       1955 Cadillac                                 Deville                VIN # 556067694

------------------------------------------------------------------------------------------------------------------------------------
Printers
                       HP OfficeJet                                 G85                    SGG14E2TMP
                       HP OfficeJet                                 G85                    SGE07E8KVL
                       HP DeskJet                                   940C                   MX1BP6D067

------------------------------------------------------------------------------------------------------------------------------------
Audio / Visual
                       NEC PlasmaSync Television 42PD3              PX-42VP3A              1Z000878M
                       NEC PlasmaSync Television 42PD3              PX-42VP3A              1Z000868M
                       NEC PlasmaSync Television 42PD3              PX-42VP3A              1X000478S
                       Multipurpose Amplifier                       PA4000                 TK0017-01292
                       Multipurpose Amplifier                       PA4000                 TK0017-01277
                       Multipurpose Amplifier                       PA4000                 TK0017-01287
                       Script Loudspeaker System                    120V (60hz) black      FEML 052
                       Script Loudspeaker System                    120V (60hz) black      FEML 053
                       Script Loudspeaker System                    120V (60hz) black      FEML 054
                       Script Loudspeaker System                    120V (60hz) black      FEML 055
                       Script Loudspeaker System                    120V (60hz) black      FEML 056
                       Script Loudspeaker System                    120V (60hz) black      FEML 057

------------------------------------------------------------------------------------------------------------------------------------
Micros POS System
                       2 PC keyboard remote card reader kit                                n/a
                       Epson 2-color Impact autocut printer         TM-U200B               CMMG030303
                       Epson 2-color Impact autocut printer         TM-U200B               CMMG030078
                       Remote Pole Display                                                 01350076277
                       Remote Pole Display                                                 01350076642
                       Remote Pole Display                                                 01350077602
                       Cash Drawer, small profile, DIN connector                           A0024895102802-0090
                       Cash Drawer, small profile, DIN connector                           A0024895102802-0086
                       Cash Drawer, small profile, DIN connector                           A0024895102802-0089

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Co&ltllateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                       Cash Drawer, small profile, DIN connector                           A0024895102802-0087
                       Cash Drawer, small profile, DIN connector                           A0024895102802-0088
                       Cash Drawer, small profile, DIN connector                           A0024895102802-????
                       Cash Drawer, small profile, DIN connector                           A0024223891602-0118
                       2 color printer, PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG001894
                       2 color printer, PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG006155
                       2 color printer, PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG006169
                       2 color printer, PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG000373
                       2 color printer. PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG006170
                       2 color printer, PS-170, low paper sensor    TM-T88 III, EDG, IDN   ESPG006171
                       User Workstation/3                           UWS/3                  0134070656
                       User Workstation/3                           UWS/3                  0134070655
                       User Workstation/3                           UWS/3                  0134570666
                       User Workstation/3                           UWS/3                  0134570661
                       User Workstation/3                           UWS/3                  0135570751
                       User Workstation/3                           UWS/3                  0138270789
                       6 Adjustable stand for UWS/3 & PCWS                                 n/a
                       HP LaserJet Printer                          1200                   CNCB547006
                       8 port Equinox Board, Pcl, w/cable           SST-8P                 990429, 690264
                       US Robotics 56kbps V90 external d/f modem                           005686-03
                       Oneac ON900A-SN Line conditioner/ups                                0151-1981
                       Equinox network cluster controller           ESP-NETCC              TP05178
                       Diskkeeper for NT Server, single                                    n/a
                       Del Optiplex                                                        TP01783
                       9700 SIM Manual                                                     n/a
                       9700 Setup Manual                                                   n/a
                       9700 A to Z Feature Reference Manual                                n/a
                       9700 Feature Overview Manual                                        n/a
                       9700 System Administrator Manual                                    n/a
                       Software, CA9700, VISANET, F1/F2
                       Host PC Anywhere 32 v7.5 for Win NT                                 MERISEL 87692/
                                                                                              INGRAM752337
                       Software, 9700 PMS/SIM Module, v1.0                                 n/a
                       Software, 9700 TV/EJ/SQL MODL, v1.0                                 n/a
                       Software, 9700 FOUNDTN, SYS 2                                       n/a
                       Norton Antivirus Single User                                        n/a

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                       used Ref Sandwich Table                                             4611072
                       used 6 o/b 29" Oven (net. gas)
                          w/convection
                       used 36" Grill 2 o/b 29" oven
                          (net. gas)
                       Fryer 30# - 40# steel pot 100kbtu                                   0108FM0134
                       Fryer 30# - 40# steel pot l00kbtu                                   0108FM0128
                       48" broller raident heavy duty reversible
                           grates                                                          91451-013194
                       3 ft salamander broller, wall mount
                          mounting brackets
                       48x27x26 equipment stand
                       pizza oven 650% double deck cap
                       under counter cook and hold unit caster,
                          single control cap.
                       48" clean table for dishwasher
                       72 soil dish table w/pre-rinse sink
                          heavy duty wall mount pre-rinse until
                          complete
                       62" wall mount slant rack shelves
                       54" long glass sliding door display ref.                            0612226
                       30" x 36" a/s worklable w/undershelf and
                          1 1/2" b/s
                       30" x 40" a/s worklable w/undershelf and
                          1 1/2: b/s
                       microwave shelf wall mount
                       wall shelves 38" wall mount
                       3 hand sink N.S.F. wall mount soap and
                          towel disp.
                       3 s/s 48" wall shelves
                       full size sheet pan cart spacing dry
                          storage shelving
                       48" sandwich table 12 partitions
                       4 compartment electric steam table 240
                          volts                                                            6019846
                       4 water spillage pans                                               0210100184
                       60" sandwich table 161 lbs w/ref. self
                          contain with large poly cutting board                            6313741
                       1000 watt microwave                          Hotline                11926095AT
                       1000 watt microwave                          Hotline                11926099AT
                       24" x 96 1 1/2" b/s table with
                          undershelves
                       24" x 96" w/table 1 1/2" b/s and
                          undershelf and serving tray storage and
                          s/s lip
                       30" x 96" worktable with 1 1/2" b/s cross
                          bracing and undershelf glass and cup
                          rack slides; water filter and ice bin
                          combination

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                       72 walk-In cooler shelving assorted
                          sizes
                       2 24 x 38 all welded dunnage racks
                       2 24 x 48 all welded dunnage racks
                       hose and hanger handle
                       corner sink 3 compartment 71 x 71
                       s/s sink 1 compartment o/a 25 1/2 x 22
                       4 Faucet swing spout 12"
                       two compartments sink w/left hand drain
                          board
                       2 back bar ref. self contained 72" glass
                          door
                       2 drain boards 24 x 29" w draw per ft
                       Ice caddy 250 lbs storage
                       air cooled self contained ice machine head
                          1400 lb 1/2 cube                                                 K200-32511-2
                       free standing drawer warmer                                         RU3756
                       gas connector kit 36" 3/4"
                       30 qt floor mixer                                                   2-20473-100B
                       2 stations, 12 brands, multiple pour sizes
                          plus cocktails                                                   3813
                       12 2-bottle reserve assembly
                       propellant kit, 12 brand
                       tee kit, 12 brand liquor
                       pump kit, 12 brand
                       12 wall mount bracket
                       110 12-liquor line 1/4"
                       remote 1/3 h.p. system with dual glycol
                          rec. pump                                                        SG-30282; 02105128
                       12 empty beer keg detectors wall mount
                       installation kit, 12 beer
                       80 12-beer trunk line with dual glycol
                       lines
                       35 6-beer trunk line
------------------------------------------------------------------------------------------------------------------------------------
Maintenance Tools/
Equipment

------------------------------------------------------------------------------------------------------------------------------------
Security Equipment                                                                                                    not purchased
                                                                                                                      yet

------------------------------------------------------------------------------------------------------------------------------------
Survelliance
Equipment
                       Integral DVR w/Remotel view                  3378-0020              331010

                                   Page 5 or 7

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                         Including frame server, keyboard, mouse
                       Audio for Holding Cell                       ASK-4 Kit              n/a
                       Dura Cam-Sm Dome Camera                      VK74D36C               M1110090
                       Indoor PTZ                                   KD6Sd2N1               A0091658
                       Indoor PTZ                                   KD6Sd2N1               A1081756
                       Outdoor Weatherdome PTZ                      KD6SW4N1               A1041177
                       Pendent Dome Mount                           DPM1 5                 n/a
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121435
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121442
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121270
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121463
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121466
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121446
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121272
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121481
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121263
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121454
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121480
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121460
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121488
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121469
                       KD5 24V Fixed Dome Camera                    KD5A41111              A1121477
                       KD5 Camera                                   KD5A41121              A0101264
                       KD5 Camera                                   KD5A41121              A0101255
                       KD5 Camera                                   KD5A41121              A0101263
                       Elevator Housing, Camera & Lens                                     n/a
                       Controller                                   Matrix 8x2 SSI 100R
                                                                    JPD-100                A2020322
                                                                                           A2011191
                       14" Color Monitor                            KM1400CN               M1100193
                       14" Color Monitor                            KM1400CN               M1100192
                       14" Color Monitor                            KM1400CN               M1100342
                       VCR                                          Sanyo SRC650           32511589
                       24 Volt 16 Cam Power Supply                  KZ1624AW               n/a
------------------------------------------------------------------------------------------------------------------------------------
Currency Counter/
Sorter/Scanner/Safe    JetSort3000 Series                           4601 Coln Sorter
                       JetScan                                      (reconditioned)
                                                                    4096 Two Pocket
                                                                    Currency Scanner

Archon Sparks Management Company
Duke's Casino

Exhibit A
First Collateral

    Category                          Description                          Model #                 Serial #              Notes
====================================================================================================================================
                       JetScan                                      4096 Two Pocket
                                                                    Currency Scanner
                       JetScan                                      4062 Single Pocket
                                                                    Currency Scanner
------------------------------------------------------------------------------------------------------------------------------------
Validator Drop Cart
                       Bill Validator Cart w/o low package          VSR SMTC02             n/a
                       Large Fill Cart w/ locking plexiglass top    VSR SMFC02             n/a

------------------------------------------------------------------------------------------------------------------------------------
Furnishings
                       ? Thong (Cherry) 18" height stacking
                         chair with wood seat and back (for main
                         bar)
------------------------------------------------------------------------------------------------------------------------------------
Furnishings -
Back of House
                       5 Bow Front Desks                            BSHWC24446             n/a
                       1 Manager Desk                               BSHWC24436             n/a
                       3 Secretary Returns                          BSHWC24424             n/a
                       1 Credenza                                   BSHWC24426             n/a
                       4 3-Drawer File Cabinets                     BSHWC24453             n/a
                       1 Lateral File Cabinet                       BSHWC24454             n/a
                       1 Glass/Metal Desk                                                  n/a
                       6 Executive Desk Chairs                      Office Depot
                                                                    679943                 n/a
                       2 Torch Floor Lamps                          Office Depot
                                                                    079891979969           n/a
                       4 Desk Lamps                                                        n/a
                       2 Metal Lateral Files                                               n/a
                       4 Metal 4 Drawer Letter Files HON 500
                         Series                                     LFC01-01               n/a
------------------------------------------------------------------------------------------------------------------------------------
Pool Tables
                       Valley / Cougar                              CPBJMCDC               10847
                       Valley / Cougar                              CPBJMCDC               10849

                                    EXHIBIT B

                    Section 9 of Subordinated Loan Agreement

9.   SUBORDINATION OF NOTE

     9.1 Note Subordinated to Senior Debt. Borrower, for itself, its successors and assigns, covenants and agrees, and Lender likewise covenants and agrees, that the indebtedness evidenced by the Note (and any renewals or extensions thereof), including the principal of, premium, if any, and interest thereon and any interest payable on such interest, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt, and that each holder of Senior Debt whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained in this Agreement and the Note.

     9.2 Note Subordinated to Prior Payment of all Senior Debt on Dissolution, Liquidation, Reorganization, etc. of Borrower. Upon any payment or distribution of the assets of Borrower of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Note, except for property as to which the Security Agreement and Second Deed of Trust expressly provides is subject to a first Lien in favor of Lender) to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, or recapitalization or readjustment of Borrower or its property or securities (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of Borrower or otherwise), then in such event,

          9.2.1 all holders of Senior Debt shall first be entitled to receive payment in full in cash, before any payment is made on account of the principal, premium, if any, or interest on the indebtedness evidenced by the Note;

          9.2.2 any payment or distribution of assets of Borrower, of any kind or character, whether in cash, property or securities (other than equity interests in Borrower), to which Lender would be entitled except for the provisions of this Section 9, except for property as to which the Security Agreement and Second Deed of Trust expressly provides is subject to a first Lien in favor of Lender, shall be paid or delivered by any debtor or other person making such payment or distribution, directly to the holders of the Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, for application to payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

          9.2.3 in the event that, notwithstanding the foregoing provisions of this Section 9.2, any payment or distribution of assets of Borrower, whether in cash, property or securities (other than equity interests in Borrower), shall be received by Lender before all Senior Debt is paid in full, such payment or distribution (subject to the provisions of Sections 9.6 and 9.7) shall be held in trust for the benefit of, and shall be immediately paid or delivered by Lender, as the case may be, to the holders of Senior Debt remaining unpaid or unprovided for, or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

     Borrower shall give prompt written notice to Lender of any action or plan of dissolution, winding up, liquidation or reorganization of the Company or any other facts known to it which would cause a payment to violate this Section 9.

     Upon any payment or distribution of assets of Borrower referred to in this
Section 9, Lender shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to Lender, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other debt of the Company, the amount thereof payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 9.

     9.3 Lender to be Subrogated to Right of Holders of Senior Debt. Subject to the payment in full of all Senior Debt in cash or cash equivalents, the Lender shall be subrogated (equally and ratably with the holders of all debt of Borrower that, by its terms, is not superior in right of payment to the Note and ranks on a parity with the Note) to the rights of the holders of Senior Debt to receive payments or distributions of assets of Borrower applicable to the Senior Debt until the principal of, premium, if any, and interest, on the Note shall be paid in full, and for purposes of such subrogation, no payments or distributions to the holders of Senior Debt of assets, whether in cash, property or securities, distributable to the holders of Senior Debt under the provisions hereof to which Lender would be entitled except for the provisions of this
Section 9, and no payment over pursuant to the provisions of this Section 9 to the holders of Senior Debt by Lender shall, as between Borrower, its creditors (other than the holders of Senior Debt) and lender, be deemed to be a payment by Borrower to or on account of Senior Debt, it being understood that the provisions of this Section 9 are, and are intended, solely for the purpose of defining the relative rights of Lender, on the one hand, and the holders of Senior Debt, on the other hand.

     9.4 Obligations of Borrower Unconditional. Nothing contained in this
Section 9 or elsewhere in this Agreement or in the Note is intended to or shall impair or affect, as between Borrower, its creditors (other than the holders of Senior Debt) and Lender, the obligation of Borrower, which is absolute and unconditional, to pay to Lender the principal of, premium, if any, and interest on, the Note, as and when the same shall become due and payable in accordance wits terms, or to affect the relative rights of Lender and creditors of Borrower other than the holders of Senior Debt, nor shall anything herein or therein prevent or limit Lender from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default hereunder, subject to the rights, if any, under this Section 9 of the holders of Senior Debt in respect of assets, whether in cash, property or securities, of

Borrower received upon the exercise of any such remedy. Nothing contained in this Section 9 or elsewhere in this Agreement or in the Note, shall, except during the pendency of any dissolution, winding-up, total or partial liquidation, reorganization, recapitalization or readjustment of Borrower or its securities (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon an assignment for the benefit of creditors, of any other marshalling of assets and liabilities of Borrower or otherwise), affect the obligation of Borrower to make, or prevent Borrower from making, at any time (except under the circumstances described in Section 9.5 hereof), payment of principal of, premium, if any, or interest on, the Note.

     9.5 Borrower not to Make Payments with Respect to Note in Certain Circumstances.

          9.5.1 Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and all other obligations in respect thereof shall first be paid in full in cash or cash equivalents, or such payment duly provided for, before any payment is made on account of principal of, premium, if any, or interest on the Note in cash or property (other than property as to which the Security Agreement and Second Deed of Trust expressly provides is subject to a first Lien in favor of Lender), or to acquire or repurchase the Note.

          9.5.2 Upon the happening of an event of default (as such term is used in any instrument governing Senior Debt) in respect of the payment of any Senior Debt, then, unless and until such default shall have been cured or waived by the holders of such Senior Debt or shall have ceased to exist, no payment shall be made by Borrower with respect to the principal of, premium, if any, or interest on the Note in cash or property or to acquire or repurchase the Note.

          9.5.3 Upon the happening of a default or an event of default with respect to any Senior Debt as such terms are used in such instruments, other than a default in payment of the principal of, premium, if any, or interest on the Senior Debt, or if an event of default would result upon any payment with respect to the Note, upon written notice of (i) the default given to Borrower, each Guarantor and Lender by holders of Senior Debt representing a majority of the principal amount thereof or their representative, or (ii) the event of default given to Borrower, each Guarantor and Lender by the holders of Senior Debt representing a majority of the principal amount thereof or their representative, then, unless and until such default or event of default has been cured or waived or otherwise has ceased to exist, no payment may be made by Borrower with to the principal of, premium, if any, or interest on the Note in cash or property (other than property as to which the Security Agreement and Second Deed of Trust expressly provides is subject to a first Lien in favor of Lender), or to acquire or repurchase the Note for cash or property. Notwithstanding the foregoing, (i) if the event of default in respect of Senior Debt relates solely to the failure of Borrower to make payments to Lender on the Note and such default can be cured by payment of funds in the Shortfall Reserve Account, then such funds may be applied to such payment; and (ii) unless the Senior Debt in respect of which such default or event of default exists has been declared due and payable in its entirety, in the case of a default, within thirty (30) days and, in the case of an event of default, within 180 days after the date written notice of such default or event of default is delivered as set forth above (the "payment Blockage Period"), and such declaration has not been rescinded, Borrower is required then to pay all sums not paid to Lender during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Note. Any number of such notices may be given; provided, however, that (x) during any 360 consecutive days, the aggregate of all Payment Blockage Periods shall not exceed 180 days, (y) there shall be a period of at least 180 consecutive days during each continuous 360-day period when no Payment Blockage Period is in effect, and (z) any default or event of default that resulted in the commencement of a 180-day period may not be the basis for the commencement of any other 180-day period.

     In the event that, notwithstanding the foregoing provisions of this Section 9.5, any payment or distribution of assets of Borrower, whether in cash, property (except as aforesaid) or securities (other than equity interests in Borrower), shall be received by Lender at a time when such payment or distribution should not have been made because of Section 9.5, such payment or distribution (subject to the provisions of Sections 9.6 and 9.7) shall be held in trust for the benefit of the holders of, and shall be paid or delivered by Lender, to the holders of the Senior Debt remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

     9.6 Lender Entitled to Assume Payments not Prohibited in Absence of Notice. Lender shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to Lender, unless and until Lender shall have received written notice thereof at its address set forth for notice in Section 11.1 hereof from Borrower or from one or more holders of Senior Debt or from any representative thereof or trustee therefor, and, prior to the receipt of any such written notice, Borrower shall be entitled to assume conclusively that no such facts exist, and shall be fully protected in making any such payment in any such event.

     Lender shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior debt or a trustee on behalf of any such holder. In the event that Lender determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Section 9, Lender may request such Person to furnish evidence to the reasonable satisfaction of Lender as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 9, and, if such evidence is not furnished, Lender may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     9.7 Application by Lender of Monies Deposited with it. Any deposit of monies by Borrower with Lender for the payment of the principal of, premium, if any, or interest on, the Note shall be subject to the provisions of Section 9.1, 9.2, 9.3 and 9.5 hereof, except (a) as otherwise provide in Section 9.5 and (b) that, if prior to the opening of business on the second Business day next prior to the date on which, by the terms of this Agreement, any such monies may become payable for any purpose (including, without limitation, the payment of principal of, premium, if any, or interest on the Note) Lender shall not have received with respect to such monies the notice provided for in Section 9.6, then Lender shall have the full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; without, however, limiting any rights that holders of Senior Debt may have to recover any such payments from Lender in accordance with the provisions of this
Section 9.

     9.8 Subordination Rights Not Impaired by Acts or Omissions of Borrower or Holders of Senior Debt. No right of any present or future holder of any Senior Debt to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Borrower with the terms, provisions and covenants of this Agreement, the Note, or any other agreement or instrument regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Lender, by its acceptance thereof, undertakes and agrees for the benefit of each holder of Senior Debt to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments that any holder of Senior Debt may at any time require in order to prove and realize upon any rights or claims pertaining to the Note and to effectuate the full benefit of the subordination contained in this Section 9, and upon failure of Lender so to do, any such holder of Senior debt (or a trustee or representative on its behalf) shall be deemed to be irrevocably appointed the agent and attorney-in-fact of Lender to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instrument.

     Without limiting the effect of the first paragraph of this Section 9.8, any holder of Senior Debt may at any time and from time to time without the consent of or notice to Lender, without impairing or releasing any of the rights of any such holder of Senior Debt hereunder, upon or without any terms or conditions and in whole or in part:

          (i) change the manner, place or terms of payment, or change or extend the time of payment of or increase the amount of, renew or alter, any Senior Debt or any other liability of Borrower to such holder, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions hereof shall apply to the Senior Debt of such holder as so changed, extended, renewed or altered;

          (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or however securing, any Senior Debt or any other liability of Borrower to such holder or any other liabilities incurred directly or indirectly in respect thereof or hereof, any offset against it;

          (iii) exercise or refrain from exercising any rights or remedies against Borrower or others or otherwise act or refrain from acting or for any reason fail to file, record or otherwise perfect any security interest in or lien on any Borrower or any other Person;

          (iv) settle or compromise any Senior Debt or any other liability of Borrower to such holder or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than such holder; and

          (v) apply any sums by whomsoever paid however realised to any liability or liabilities of Borrower to such holder (other than in respect of the Note or any liability or liabilities which rank pari passu or junior in right of payment to the Note) regardless of what liability or liabilities of Borrower to such holder remain unpaid.

     9.9. Section 9 not Prevent Events of Default. The failure to make a payment on account of principle of, premium, if any, or interest on, the Note by reason by any provision in this Section 9 shall not be construed as preventing the occurence of an Event of Default.